COMMON STOCK                 PEREGRINE           COMMON STOCK
NUMBER                       SYSTEMS             SHARES
PSI


        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                       SEE REVERSE FOR CERTAIN
                                       DEFINITIONS AND A STATEMENT
                                       AS TO THE RIGHTS, REFERENCES,
                                       PRIVILEGES AND RESTRICTIONS
                                       ON SHARES



THIS CERTIFIES THAT                                       CUSIP 71366Q   10  1

                            [BACKGROUND ILLUSTRATION]

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                            PEREGRINE SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

    WITNESS this facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED

/s/ RICHARD T. NELSON                            /s/ ALAN H. HUNT
    -----------------                                ------------
    SECRETARY                                        PRESIDENT


              [CORPORATE SEAL OF
               PEREGRINE SYSTEMS, INC.
               FEB. 28, 1994
                *DELAWARE*]

COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

By __________________________
      AUTHORIZED SIGNATURE

    A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

    The following abbreviations, when used in the inscription of the face of this certificate, shall be construed and though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common                  UNIF GIFT MIN ACT -- __________Custodian _______
TEN ENT -- as tenants by the entireties                                 (Cust)            (Minor)
JT TEN  -- as joint tenants with right of                             under Uniform Gifts to Minor
           survivorship and not as tenants                            Act______________________
           in common                                                             (State)
                                                 UNIF TRF MIN ACT -- _______ Custodian (until age___)
                                                                      (Cust)
                                                                     _________ under Uniform Transfers
                                                                      (Minor)
                                                                     to Minors Act_________________
                                                                                       (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________________ hereby sell(s), assign(s) and transfer(s) unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________

__________________________________________________

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

__________________________________________________________________________Shares

_______________________________________________________________________________
of the capital stock represented by the within Certificate, and so hereby irrevocably constitute and appoint ______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________
                                  x________________________________
                                  x________________________________
                                    THE SIGNATURE(S) TO THIS
                                    ASSIGNMENT MUST CORRESPOND
                        NOTICE:     WITH THE NAME(S) AS WRITTEN UPON
                                    THE FACE OF THE CERTIFICATE IN
                                    EVERY PARTICULAR, WITHOUT
                                    ALTERATION OR ENLARGEMENT OR
                                    ANY CHANGE WHATSOEVER

Signature(s) Guaranteed



By ___________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15